[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]

                              MFS(R) GOVERNMENT
                              MORTGAGE FUND
                              ANNUAL REPORT o JULY 31, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 26)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 18
Independent Auditors' Report .............................................. 24
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

August 15, 2000
------------
(1)The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2)Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
    D. Richard Smith

For the 12 months ended July 31, 2000, Class A shares of the fund provided a total return of 6.09%, Class B shares 5.24%, and Class I shares 6.53%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges. These returns compare over the period to a 6.78% return for the fund's benchmark, the Lehman Brothers Government National Mortgage Association Index, an unmanaged index of Government National Mortgage Association (GNMA) issues with more than $50 million outstanding. During the same period, the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.53%.

Q. LET'S START BY REVIEWING THE OVERALL GOAL OF THE FUND.

A. The goal of the fund -- which is a U.S. government-quality, intermediate bond offering -- is to produce higher yields than a Treasury-only portfolio, while maintaining higher credit quality than a corporate bond portfolio. In managing the fund, we typically keep its interest-rate sensitivity (which is measured by duration) slightly less than that of a five-year Treasury bond. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Generally speaking, the longer the duration of a bond or a portfolio, the more its value will fluctuate in response to interest-rate changes. Five- year Treasury bonds, for example, are usually less sensitive to interest-rate changes than 30-year Treasury bonds.

Q. WHAT FACTORS HELPED FUND PERFORMANCE DURING THE PAST YEAR?

A. A main driver of our strong performance was that the fund's duration was neutral, meaning it was in line with the GNMA market as a whole. The U.S. economy was exceptionally strong throughout the past year, prompting the Federal Reserve Board (the Fed) to raise interest rates on several occasions to slow growth and keep inflation from accelerating. Having a neutral duration meant that the fund wasn't overly sensitive to rising interest rates and didn't unduly suffer as a result. We generally maintain a neutral duration because we prefer not to take a lot of interest-rate risk. If we did, the fund's interest-rate exposure could easily overwhelm other strategies we pursue, such as security selection.

Q. WAS SECURITY SELECTION ANOTHER FACTOR THAT HELPED PERFORMANCE DURING THE PERIOD?

A. Yes, our position in long-term U.S. Treasury securities helped the portfolio's returns. With the federal budget posting surpluses rather than deficits, the U.S. Treasury scaled back the size and frequency of new long-maturity bond offerings. In addition, the government used some of the surplus to reduce its debt by buying back outstanding longer-maturity Treasury bonds. We found that in anticipation of a scarcity of long-term bonds, investors pushed long-term bond yields lower and their prices higher even as short-term interest rates rose.

   We use Treasury bonds because they help manage the average duration of the portfolio and because they are somewhat more liquid -- or easily traded -- than mortgage securities. We also maintain a small cash position, which helps provide stability when interest rates are changing and also helps facilitate share movement in and out of the fund.

Q. HOW DID YOUR CHOICES IN THE MORTGAGE MARKET HELP PERFORMANCE?

A. GNMA securities performed well relative to other mortgage securities. Toward the beginning of the period, GNMA securities were attractively priced relative to other mortgage choices. When legislators and other government officials questioned the implicit backing that other mortgage issuers -- namely the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) -- enjoy from the U.S. government, it only served to highlight the value GNMA securities offered. We found that as investors increasingly embraced this value, GNMA securities performed well.

Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S MORTGAGE HOLDINGS DURING THE PAST SEVERAL MONTHS?

A. Against the backdrop I just described, some GNMA securities became fully or richly valued by our analysis. So we sold some of our GNMA holdings to lock in their relatively strong performance and replaced them with more attractively priced Fannie Mae and Freddie Mac securities.

Q. WHAT IS YOUR OUTLOOK ON THE HOUSING MARKET?

A. Despite rising interest rates, the housing market continued to remain much stronger throughout the past year than many industry analysts expected. Looking ahead, we think housing turnover will slow a bit. That's because we believe economic growth will moderate somewhat and seasonal factors will make mortgages less likely to be prepaid before their maturity. That's why we are currently focused on mortgages that carry rates in the 7% range, rather than older 6% mortgages that are priced at a discount to their face value. Let's say a 6% mortgage security trades at $92. Historically, when there has been rapid prepayment in response to increased housing turnover, many 6% mortgages have been prepaid at par, or $100. But if prepayment has been slower, you have had to wait a long time to get money back at par. That's why we've focused more on 7% mortgage securities, which may provide more income for the fund and, we believe, may perform better in a slower housing market. In addition, we've mostly avoided 15-year securities, which became very richly priced during the year. Instead, we have focused almost exclusively on more attractively priced 30-year securities.

Q. WHAT'S YOUR OUTLOOK FOR THE ECONOMY, INTEREST RATES, AND THE MORTGAGE MARKET?

A. We believe that economic growth in the final two quarters of this year will be around 4%. Furthermore, we think that the Fed will be comfortable with the notion that growth can hover around that level without any inflationary pressures. We think that inflation appears to be contained, although it has ticked up from its depressed level two years ago. Given that, we think that interest rates may stabilize. As for the mortgage market, we think it offers good value relative to other fixed-income alternatives, specifically Treasury and agency securities. If rates do remain stable, we think there will be increased demand for mortgage securities and their performance will benefit as a result.

 /s/ D. Richard Smith

     D. Richard Smith
        Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

D. RICHARD SMITH IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND AND MFS(R) GOVERNMENT LIMITED MATURITY FUND.

MR. SMITH JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST (CFA).

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:              SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                        PRESERVATION OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 9, 1986

CLASS INCEPTION:        CLASS A  JANUARY 9, 1986
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS I   JANUARY 2, 1997

SIZE:                   $603.3 MILLION NET ASSETS AS OF JULY 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended July 31, 2000)

                MFS Government
                Mortgage Fund         Lehman Brothers
                 -- Class A             GNMA Index
------------------------------------------------------
7/90               $ 9,525               $10,000
7/92                11,545                12,634
7/94                12,478                13,752
7/96                14,328                16,149
7/98                16,718                19,251
7/00                17,968                21,131



TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                            1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +6.09%      +14.10%      +31.38%      +88.64%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +6.09%      + 4.50%      + 5.61%      + 6.55%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +1.05%      + 2.81%      + 4.59%      + 6.04%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                                            1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +5.24%      +11.47%      +26.44%      +79.48%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +5.24%      + 3.69%      + 4.80%      + 6.02%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +1.26%      + 2.80%      + 4.48%      + 6.02%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                                            1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +6.53%      +15.03%      +32.72%      +90.57%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +6.53%      + 4.78%      + 5.83%      + 6.66%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +6.53%      + 4.78%      + 5.83%      + 6.66%
-----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                            1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
Average GNMA fund+                                          +5.53%      + 4.59%      + 5.76%      + 6.96%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index#                                 +6.78%      + 5.66%      + 6.80%      + 7.77%
-----------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

The Fund may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling interest rates. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2000

PORTFOLIO STRUCTURE

Mortgage Backed               94.9%
U.S. Treasuries                5.0%
Government Agency              0.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- July 31, 2000

Bonds - 98.0%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 89.8%
  Government National Mortgage Association - 86.5%
    GNMA, 6.5s, 2023 - 2029                                            $166,352       $157,796,819
    GNMA, 7s, 2023 - 2029                                               149,685        145,617,925
    GNMA, 7.5s, 2017 - 2029                                              94,689         93,974,989
    GNMA, 8s, 2017 - 2029                                                81,072         81,818,249
    GNMA, 8.5s, 2017 - 2030                                              22,473         22,993,068
    GNMA, 9s, 2008 - 2025                                                14,445         14,911,596
    GNMA, 9.5s, 2009 - 2010                                               3,910          4,102,906
    GNMA, 12.5s, 2011                                                       213            238,888
                                                                                      ------------
                                                                                      $521,454,440
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.3%
    U.S. Treasury Notes, 6.5s, 2010                                    $ 19,250       $ 19,884,672
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                      $541,339,112
--------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 8.2%
    Federal Home Loan Mortgage Corp., 6.5s, 2029                       $    177       $    167,560
    Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017                      14             14,033
    Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                       266            271,736
    Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                     133            138,620
    Federal National Mortgage Assn., 7.5s, 2029 - 2030                   44,437         43,796,550
    Federal National Mortgage Assn., 8.5s, 2004 - 2008                       97             99,127
    Federal National Mortgage Assn., 9s, 2002 - 2007#                     4,683          4,812,053
    U.S. Department of Veteran Affairs, 7.5s, 2013                          363            362,555
--------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                           $ 49,662,234
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $607,939,608)                                           $591,001,346
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.8%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 7/31/00, due 8/1/00, total to be
      received $11,048,010 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at cost                                 $ 11,046       $ 11,046,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $618,985,608)                                     $602,047,346
Other Assets, Less Liabilities - 0.2%                                                    1,211,073
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $603,258,419
--------------------------------------------------------------------------------------------------
# Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
JULY 31, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $618,985,608)       $602,047,346
  Cash                                                                 268
  Receivable for fund shares sold                                   16,555
  Interest receivable                                            4,112,429
  Other assets                                                      11,082
                                                              ------------
      Total assets                                            $606,187,680
                                                              ------------
Liabilities:
  Payable for daily variation margin on open futures
contracts                                                     $     12,500
  Payable for fund shares reacquired                             2,469,083
  Payable to affiliates -
    Management fee                                                  19,786
    Shareholder servicing agent fee                                  4,947
    Distribution and service fee                                    16,086
    Administrative fee                                                 866
  Accrued expenses and other liabilities                           405,993
                                                              ------------
      Total liabilities                                       $  2,929,261
                                                              ------------
Net assets                                                    $603,258,419
                                                              ============
Net assets consist of:
  Paid-in capital                                             $679,766,074
  Unrealized depreciation on investments                       (16,755,054)
  Accumulated net realized loss on investments                 (60,162,972)
  Accumulated undistributed net investment income                  410,371
                                                              ------------
      Total                                                   $603,258,419
                                                              ============
Shares of beneficial interest outstanding                      94,728,002
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $542,579,577 / 85,222,402 shares of
    beneficial interest outstanding)                             $6.37
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $6.68
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $60,678,733 / 9,505,583 shares of
    beneficial interest outstanding)                             $6.38
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $109.10 / 17.131 shares
    of beneficial interest outstanding)                          $6.37
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED JULY 31, 2000
----------------------------------------------------------------------------

Net investment income:
  Interest income                                               $46,192,528
                                                                -----------
  Expenses -
    Management fee                                              $ 2,886,813
    Trustees' compensation                                           57,180
    Shareholder servicing agent fee                                 639,933
    Distribution and service fee (Class A)                        1,414,779
    Distribution and service fee (Class B)                          757,082
    Administrative fee                                               87,609
    Custodian fee                                                   204,025
    Printing                                                         14,370
    Postage                                                         123,851
    Auditing fees                                                    37,094
    Legal fees                                                        3,051
    Miscellaneous                                                   413,907
                                                                -----------
      Total expenses                                            $ 6,639,694
    Fees paid indirectly                                           (185,362)
    Reduction of expenses by investment adviser                    (320,246)
                                                                -----------
      Net expenses                                              $ 6,134,086
                                                                -----------
        Net investment income                                   $40,058,442
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $(9,031,243)
    Futures contracts                                               332,844
                                                                -----------
      Net realized loss on investments                          $(8,698,399)
                                                                -----------
  Change in unrealized appreciation -
    Investments                                                 $  5,007,180
    Futures contracts                                               247,931
                                                                -----------
      Net unrealized gain on investments                        $  5,255,111
                                                                -----------
        Net realized and unrealized loss on investments         $(3,443,288)
                                                                -----------
          Increase in net assets from operations                $36,615,154
                                                                ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     2000                         1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 40,058,442                $  43,909,164
  Net realized loss on investments                                (8,698,399)                 (10,812,341)
  Net unrealized gain (loss) on investments                        5,255,111                  (23,325,499)
                                                                ------------                -------------
    Increase in net assets from operations                      $ 36,615,154                $   9,771,324
                                                                ------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(35,184,285)               $ (36,316,688)
  From net investment income (Class B)                            (4,101,257)                  (6,273,606)
  From net investment income (Class I)                                (1,544)                      (3,294)
  From paid-in capital (Class A)                                   --
                                                                                               (1,390,020)
  From paid-in capital (Class B)                                   --
                                                                                                 (240,095)
  From paid-in capital (Class I)                                   --
                                                                                                     (126)
                                                                ------------                -------------
    Total distributions declared to shareholders                $(39,287,086)               $ (44,223,829)
                                                                ------------                -------------
Net decrease in net assets from fund share transactions         $(84,821,190)               $ (86,905,441)
                                                                ------------                -------------
      Total decrease in net assets                              $(87,493,122)               $(121,357,946)
Net assets:
  At beginning of period                                         690,751,541                  812,109,487
                                                                ------------                -------------

  At end of period (including accumulated undistributed net
    investment income of $410,371 and accumulated
    distributions in excess of net investment income of
    $156,543, respectively)                                     $603,258,419                $ 690,751,541
                                                                ============                =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                      2000             1999             1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 6.39           $ 6.69           $ 6.72          $ 6.53         $ 6.65
                                                       ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.40           $ 0.39           $ 0.43          $ 0.44         $ 0.45
  Net realized and unrealized gain (loss) on
    investments                                         (0.03)           (0.30)           (0.03)           0.18          (0.14)
                                                       ------           ------           ------          ------         ------
      Total from investment operations                 $ 0.37           $ 0.09           $ 0.40          $ 0.62         $ 0.31
                                                       ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.39)          $(0.38)          $(0.41)         $(0.42)        $(0.42)
  From net realized gain on investments                  --               --              (0.02)           --             --
  From paid-in capital                                   --              (0.01)            --             (0.01)         (0.01)
                                                       ------           ------           ------          ------         ------
      Total distributions declared to
        shareholders                                   $(0.39)          $(0.39)          $(0.43)         $(0.43)        $(0.43)
                                                       ------           ------           ------          ------         ------
Net asset value - end of period                        $ 6.37           $ 6.39           $ 6.69          $ 6.72         $ 6.53
                                                       ======           ======           ======          ======         ======
Total return(+)                                          6.09%            1.31%            6.17%           9.90%          4.76%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.90%            0.93%            0.97%           1.09%          1.16%
  Net investment income                                  6.34%            5.86%            6.43%           6.75%          6.75%
Portfolio turnover                                         65%             177%              72%             33%            25%
Net assets at end of period (000,000 Omitted)            $543             $597             $657            $653           $541

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.40           $ 0.39             --              --             --
      Ratios (to average net assets):
          Expenses##                                     0.95%            0.97%            --              --             --
          Net investment income                          6.29%            5.82%            --              --             --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                      2000             1999             1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 6.40           $ 6.70           $ 6.72          $ 6.53         $ 6.65
                                                       ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.36           $ 0.34           $ 0.38          $ 0.40         $ 0.40
  Net realized and unrealized gain (loss) on
    investments                                         (0.04)           (0.30)           (0.03)           0.17          (0.13)
                                                       ------           ------           ------          ------         ------
      Total from investment operations                 $ 0.32           $ 0.04           $ 0.35          $ 0.57         $ 0.27
                                                       ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.34)          $(0.33)          $(0.35)         $(0.37)        $(0.38)
  From net realized gain on investments                  --               --              (0.02)           --             --
  From paid-in capital                                   --              (0.01)            --             (0.01)         (0.01)
                                                       ------           ------           ------          ------         ------
      Total distributions declared to
        shareholders                                   $(0.34)          $(0.34)          $(0.37)         $(0.38)        $(0.39)
                                                       ------           ------           ------          ------         ------
Net asset value - end of period                        $ 6.38           $ 6.40           $ 6.70          $ 6.72         $ 6.53
                                                       ======           ======           ======          ======         ======
Total return                                             5.24%            0.49%            5.40%           9.09%          3.98%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.65%            1.68%            1.72%           1.78%          1.87%
  Net investment income                                  5.55%            5.11%            5.67%           6.02%          6.01%
Portfolio turnover                                         65%             177%              72%             33%            25%
Net assets at end of period (000,000 Omitted)             $61              $94             $155            $286           $553
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.35           $ 0.34             --              --             --
      Ratios (to average net assets):
          Expenses##                                     1.70%            1.72%            --              --             --
          Net investment income                          5.50%            5.07%            --              --             --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                            2000              1999              1998             1997*
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 6.38            $ 6.69            $ 6.72            $ 6.59
                                                             ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.40            $ 0.41            $ 0.44            $ 0.31
  Net realized and unrealized gain (loss) on
    investments                                                --               (0.30)            (0.02)             0.09
                                                             ------            ------            ------            ------
      Total from investment operations                       $ 0.40            $ 0.11            $ 0.42            $ 0.40
                                                             ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.41)           $(0.41)           $(0.43)           $(0.26)
  From net realized gain on investments                        --                --               (0.02)             --
  From paid-in capital                                         --               (0.01)             --               (0.01)
                                                             ------            ------            ------            ------
      Total distributions declared to shareholders           $(0.41)           $(0.42)           $(0.45)           $(0.27)
                                                             ------            ------            ------            ------
Net asset value - end of period                              $ 6.37            $ 6.38            $ 6.69            $ 6.72
                                                             ======            ======            ======            ======
Total return                                                   6.53%             1.42%             6.47%             6.19%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.65%             0.68%             0.73%             0.73%+
  Net investment income                                        6.37%             6.11%             6.67%             7.06%+
Portfolio turnover                                               65%              177%               72%               33%
Net assets at end of period (000 Omitted)                    $ --  +++            $61               $51              $113
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                                  $ 0.39            $ 0.41              --                --
      Ratios (to average net assets):
        Expenses##                                             0.70%             0.72%             --                --
        Net investment income                                  6.32%             6.07%             --                --
  * For the period from the inception of Class I shares, January 2, 1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is calculated as a percentage of the fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended July 31, 2000, $239,559 was reclassified from net realized loss on investments to accumulated undistributed net investment income and paid in capital due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At July 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $52,540,612 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July 31, 2004, ($30,095,607), July 2005, ($1,857,304), July 31,
2007, ($5,100,994), and July 31, 2008, ($5,253,445).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $ 27,635 for the year ended year ended July 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $28,909 for the year ended July 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is not currently imposed, and will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $117,846 for the year ended July 31, 2000. Fees incurred under the distribution plan during the year ended July 31, 2000, were 0.25% of average daily net assets attributable to Class A shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,361 for the year ended July 31, 2000. Fees incurred under the distribution plan during the year ended June 30, 2000, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2000, were $9,983 and $84,682 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $402,781,788 and $491,587,925, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $618,985,608
                                                              ------------
Gross unrealized depreciation                                 $(17,762,484)
Gross unrealized appreciation                                      824,222
                                                              ------------
    Net unrealized depreciation                               $(16,938,262)
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A Shares
                                               YEAR ENDED JULY 31, 2000                YEAR ENDED JULY 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              35,652,456       $ 224,485,367          31,993,681       $ 211,522,023
Shares issued to shareholders in
  reinvestment of distributions           2,892,507          18,263,326           2,848,073          18,841,361
Shares reacquired                       (46,740,101)       (294,747,199)        (39,521,723)       (260,742,840)
                                      -------------       -------------       -------------       -------------
    Net decrease                         (8,195,138)      $ (51,998,506)         (4,679,969)      $ (30,379,456)
                                      =============       =============       =============       =============

Class B Shares
                                               YEAR ENDED JULY 31, 2000                YEAR ENDED JULY 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               1,205,076       $   7,657,463           2,049,005       $  13,625,506
Shares issued to shareholders in
  reinvestment of distributions             405,022           2,565,817             568,645           3,778,588
Shares reacquired                        (6,821,747)        (42,985,526)        (11,091,050)        (73,942,860)
                                      -------------       -------------       -------------       -------------
    Net decrease                         (5,211,649)      $ (32,762,246)         (8,473,400)      $ (56,538,766)
                                      =============       =============       =============       =============

Class I Shares
                                               YEAR ENDED JULY 31, 2000                YEAR ENDED JULY 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     223       $       1,437               2,401       $      15,992
Shares issued to shareholders in
  reinvestment of distributions                 244               1,544                 518               3,417
Shares reacquired                           (10,021)            (63,419)               (997)             (6,628)
                                      -------------       -------------       -------------       -------------
    Net increase (decrease)                  (9,554)      $     (60,438)              1,922       $      12,781
                                      =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2000, was $2,635. The fund had no significant borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments included futures contracts. The contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                     UNREALIZED
DESCRIPTION                EXPIRATION   CONTRACTS     POSITION     APPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Bonds    September 2000      12,500         Long         $183,208
                                                                       --------

At July 31, 2000, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust X and Shareholders of MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Mortgage Fund (one of the series comprising MFS Series Trust), including the portfolio of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Mortgage Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 7, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                  SECRETARY
J. Atwood Ives+ - Chairman and Chief      Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)            ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner,
Hemenway & Barnes (attorneys)             CUSTODIAN
                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct
Professor, Harvard University Graduate    INVESTOR INFORMATION
School of Business Administration         For information on MFS mutual funds,
                                          call your investment professional or,
Charles W. Schmidt+ - Private Investor    for an information kit, call toll
                                          free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive       from 9 a.m. to 5 p.m. Eastern time
Vice President, Director, and             (or leave a message anytime).
Secretary, MFS Investment Management
                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and Chief   MFS Service Center, Inc.
Executive Officer, MFS Investment         P.O. Box 2281
Management                                Boston, MA 02107-9906

Elaine R. Smith+ - Independent            For general information, call toll
Consultant                                free: 1-800-225-2606 any business day
                                          from 8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman,
North American Management Corp.           For service to speech- or
(investment adviser)                      hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from
INVESTMENT ADVISER                        9 a.m. to 5 p.m. Eastern time. (To
                                          use this service, your phone must be
Massachusetts Financial Services Company  equipped with a Telecommunications
500 Boylston Street                       Device for the Deaf.)
Boston, MA 02116-3741
                                          For share prices, account balances,
DISTRIBUTOR                               exchanges, or stock and bond
                                          outlooks, call toll free:
MFS Fund Distributors, Inc.               1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                       anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                          WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                    www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) GOVERNMENT MORTGAGE FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                 MGM-2  03/00 62.9M  31/231/831